EXHIBIT 99.2

CAUTIONARY STATEMENTS FORWARD LOOKING STATEMENTS  This presentation includes forward-looking statements. These statements reflect the current views of the Company’s management with respect to future events and financial performance. These statements include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the Company’s business and industry in general and guidance for financial results for the second quarter of 2020. Statements that include the words “expect,” “intend,” “estimate,” “may,” “should,” “anticipate” and similar statements of a future or forward-looking nature identify forward-looking statements for purposes of the federal securities laws or otherwise. Forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the Company’s actual results to differ materially from those indicated in these statements, including the ultimate geographic spread, duration and severity of the coronavirus (COVID-19) outbreak, and the effectiveness of actions taken, or actions that may be taken, by governmental authorities to contain the outbreak or treat its impact, as well as the factors described under “Risk Factors” in our Registration Statement on Form S-11 filed with the SEC. The statements made herein speak only as of the date of this presentation, and the Company does not undertake to update this information except as required by law. Past performance does not guarantee future results. Performance during time periods shown is limited and may not reflect the performance in different economic and market cycles. There can be no assurance that similar performance will be experienced.   NON-GAAP FINANCIAL MEASURES  This presentation contains non-GAAP financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance that excludes or includes amounts so as to be different than the most directly comparable measure calculated and presented in accordance with GAAP in the statements of income, balance sheets or statements of cash flows of the Company. The non-GAAP financial measure used within this presentation is core earnings. Core earnings is defined as the net income (loss) attributable to our common stockholders computed in accordance with GAAP, including realized gains and losses not otherwise included in net income (loss), excluding any unrealized gains or losses or other similar non-cash items that are included in net income (loss) for the applicable reporting period, regardless of whether such items are included in other comprehensive income (loss), or in net income (loss) and adding back amortization of stock-based compensation. We use core earnings to evaluate our performance which excludes the effects of certain GAAP adjustments and transactions that we believe are not indicative of our current operations and loan performance. We believe providing core earnings as a supplement to GAAP net income (loss) to our investors is helpful to their assessment of our performance. We also use core earnings as a component of the management fee paid to NREA. Core earnings should not be considered as an alternative or substitute to net income (loss). Our computation of core earnings may not be comparable to core earnings reported by other REITs.   ADDITIONAL INFORMATION For additional information, see our filings with the SEC. Our filings with the SEC are available on our website, www.nexpointfinance.com, under the "Investor Relations" tab.

NEXPOINT REAL ESTATE FINANCE

COMPANY OVERVIEW

NexPoint Real Estate Finance is a publicly traded mortgage REIT ("mREIT"), with its shares listed on the New York Stock Exchange under the symbol "NREF". The company primarily concentrates on investments in real estate sectors where its senior management team has operating expertise, including in the multifamily, single-family rental ("SFR"), and self-storage, predominantly in the top 50 metropolitan statistical areas. The company focuses on lending or investing in properties that are stabilized or have a "light-transitional" business plan.

NREF is externally managed by NexPoint Real Estate Advisors VII, L.P. ("NREA"), an affiliate of NexPoint Advisors, L.P., an SEC-registered investment advisor with extensive real estate and fixed income experience.

39.8%
DISCOUNT TO BOOK[1]

15.0%
IMPLIED DIVIDEND YIELD[2]

8.2%
INSIDER OWNERSHIP[3]

NREF TOTAL RETURN[4]



10%
0%
-10%
-20%
-30%
-40%
-50%
-60%
-70%
-80%
-90%
Feb-20
Mar-20
Apr-20

(1) BASED ON MARCH 31, 2020 BOOK VALUE INCLUDING REDEEMABLE NCI IN THE OPERATING PARTNERSHIP AS REPORTED BY THE COMPANY AND THE SHARE PRICE AS OF CLOSE OF TRADING MAY, 5, 2020
(2) IMPLIED DIVIDEND YIELD IS CALCULATED USING THE ANNOUNCED 2Q DIVIDEND OF $0.40 PER COMMON SHARE, ANNUALIZED, DIVIDED BY THE SHARE PRICE AS OF CLOSE OF TRADING ON MAY 5, 2020
(3) AS OF THE CLOSE OF TRADING MAY 5, 2020
(4) TOTAL RETURN, INCLUDING DIVIDENDS, AS OF CLOSE OF TRADING MAY 5, 2020

3

1Q 2020 HIGHLIGHTS SEE “RECONCILIATIONS” SLIDE AS OF APRIL 30, 2020 LOAN TO VALUE IS GENERALLY BASED ON THE INITIAL LOAN AMOUNT DIVIDED BY THE AS –IS APPRAISED VALUE AS OF THE DATE THE LOAN WAS ORIGINATED OR BY THE CURRENT PRINCIPAL AMOUNT AS OF THE DATE OF THE MOST RECENT AS-IS APPRAISED VALUE. FOR OUR CMBS B-PIECES, LTV IS BASED ON THE WEIGHTED AVERAGE LTV OF THE UNDERLYING LOAN POOL. BASED ON ACTUAL COLLATERAL POSTED Net loss of $22.9MM, with net loss attributable to common stockholders of $6.4MM, or $(1.22) per diluted common share Core earnings of $1.2MM, or $0.23 per diluted common share1 On March 9, 2020, the Board of Directors approved, and the company announced, a stock repurchase program of up to $10MM. As of May 5, 2020, NREF has repurchased 87,466 shares at an average price per share of $15.30 for a total of $1.3MM. Book value of $316.5MM or $17.72 per common share including redeemable non-controlling interests in the Operating Partnership Paid a pro-rated 1Q 2020 dividend of $0.2198 per common share Announced 2Q 2020 dividend of $0.40 per common share to be paid on June 30, 2020 FINANCIAL Outstanding total portfolio of $1.1B, comprised of 37 investments2 SFR and multifamily represent 96.5% of our portfolio, with the remainder being self-storage Weighted average loan to value (“LTV”)3 and debt service coverage ratio (“DSCR”) on our SFR, CMBS, preferred and mezz investments are 64.5% and 1.78x As of May 5, 2020, we have received no forbearance requests in our SFR loan book or CMBS B-Piece portfolio On April 15, 2020, purchased $6.3MM of FHMS X3s at a 75% discount with a current yield of 12.0% On April 23, 2020, purchased a fixed rate Freddie Mac K-Series B-Piece with a 10.75% bond equivalent yield (BEY), 3.55% weighted average coupon (WAC) and a current yield of 6.10%. PORTFOLIO Debt to book value ratio of 2.49x Secured credit facility, matched in structure and duration of the underlying SFR loans, with a weighted average remaining term of 8.1 years As of May 5, 2020, outstanding repo financing of $49.8MM, which equates to 40.5% advance rate on our CMBS B-Piece portfolio4 CAPITALIZATION $s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

1Q 2020 FINANCIAL SUMMARY BALANCE SHEET INCOME STATEMENT 1Q 2020 Interest income $6,586 Interest expense 3,331 Net interest income 3,225 Other income (loss) (24,924) Total operating expenses 1,199 Net loss (22,868) Net loss attributable to redeemable NCI (16,515) Net loss attributable to common stockholders $(6,353) Weighted average common shares outstanding, diluted 5,223 Net loss per share, diluted $(1.22) Core earnings $1,179 Weighted average common shares outstanding, diluted 5,223 Core earnings per share, diluted $0.23 Dividend per common share $0.2198 1Q 2020 Cash and cash equivalents $197 Accrued interest and dividends 5,248 Loans, held-for-investment, net 22,282 Preferred stock 40,374 Mortgage loans, held-for-investment, net 933,219 Mortgage loans held in variable interest entities, at fair value 1,712,909 Other Assets 1,096 Total Assets $2,715,325 Credit facility $788,345 Accounts payable and other accrued liabilities 1,636 Accrued interest payable 932 Bonds payable held in variable interest entities, at fair value 1,607,918 Total Liabilities 2,398,831 Redeemable NCI in the Operating Partnership 233,395 Total Stockholders Equity $83,099 Total Liabilities and Stockholders’ Equity $2,715,325 Common shares outstanding 5,263 Redeemable Sub OP units 12,597 Combined book value per share $17.72 $s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

1Q 2020 FINANCIAL SNAPSHOT Net loss of $22.9MM, with net loss attributable to common stockholders of $6.4MM, or $(1.22) per diluted common share Core earnings of $1.2MM, or $0.23 per diluted common share BV per common share including redeemable NCI in the Operating Partnership decreased 7.52% to $17.72/share, from $19.161 at IPO $25.2MM net unrealized loss due to mark-to-market movement in the CMBS B-Piece portfolio EARNINGS AND BOOK VALUE NET OF OFFERING COSTS OF $2.9MM, OR $0.16 PER SHARE NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDERS IN 2Q2020 IS ESTIMATED TO BE $2.1MM AT THE MID-POINT. SEE “RECONCILIATIONS” SLIDES. 1Q pro-rated dividend of $0.2198/common share was paid March 31, 2020 1Q 2020 core earnings per diluted common share was $0.23 1Q core earnings dividend coverage ratio was 1.05x 2Q 2020 core earnings per diluted common share is projected to be $0.40 at the mid-point2 2Q 2020 dividend per common share of $0.40 to be paid on June 30, 2020 Estimated 2Q core earnings dividend coverage ratio is 1.0x DIVIDEND AND CORE EARNINGS COVERAGE $s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED

PORTFOLIO COMMENTARY

DEFENSIVE PORTFOLIO CHARACTERISTICS

The current portfolio consists of senior loans, mezzanine debt, preferred equity and preferred stock investments in short-duration lease-term assets (multifamily, SFR, self-storage) that are geographically diverse in the United States. The portfolio has no exposure to construction loans, heavy transitional loans, land loans or for sale loans. As of May 5, 2020, we have received zero forbearance requests in our CMBS B-Piece and SFR portfolios.

- **MULTIFAMILY:** Historically low losses for Freddie Mac debt issuances secured by multifamily assets, including periods of market stress
  - Annual defaults have breached 1.0% of loans outstanding only three times since 1994[1]
  - Aggregate losses in Freddie Mac's origination history have averaged 5 bps per year dating back to 1994[1]
  - Since 2009 and through February 2020, there have been $18.8MM in losses on $357.5B of combined issuance[2]
  - Freddie Mac forbearance program helps mitigate potential cash flow interruptions to the bondholders, as principal and interests during forbearance period is paid by Freddie Mac

- **SINGLE-FAMILY RENTAL:** Although this is a relatively new asset class that was institutionalized in the wake of the global financial crisis, we believe SFR will exhibit resiliency akin to multifamily
  - Current portfolio of loans is capitalized by a secured credit facility with Freddie Mac, is matched in both duration and structure of the underlying loans, has 8.1 years of average weighted term to maturity and a 250 bps interest rate spread[3]
  - Subject to Freddie Mac forbearance program to help mitigate cash flow interruptions to the bondholders

- **SELF-STORAGE:** Limited human interaction and low costs should help the self-storage sector during current unprecedented times
  - Historically, self-storage has outperformed other real estate asset types during economic downturns

7.7	99.7%	64.5%	1.78x
YEARS AVERAGE REMAINING TERM[4]	OF PORTFOLIO STABILIZED[4]	WEIGHTED AVERAGE LOAN TO VALUE[4]	WEIGHTED AVERAGE DSCR[4]

(1) FREDDIE MAC; 2018
(2) FREDDIE MAC; FEBRUARY 2020
(3) AS OF MARCH 31, 2020 AND INCLUDING THE PURCHASE OF FREMF 2020-K107
(4) AS OF MARCH 31, 2020 AND INCLUDING THE TWO CMBS IO STRIPS, ONE CMBS B-PIECE PURCHASED APRIL 15, 2020 AND APRIL 23, 2020, RESPECTIVELY, AND EXCLUDING THE PREFERRED STOCK (JCAP SERIES A PREFERRED)

7

PORTFOLIO COMMENTARY AS OF MARCH 31, 2020 AND INCLUDING THE TWO CMBS IO STRIPS, ONE CMBS B-PIECE PURCHASED APRIL 15, 2020 AND APRIL 23, 2020, RESPECTIVELY AS A % OF OUTSTANDING PRINCIPAL AS OF MARCH 31, 2020 AND INCLUDING THE TWO CMBS IO STRIPS, ONE CMBS B-PIECE PURCHASED APRIL 15, 2020 AND APRIL 23, 2020, RESPECTIVELY, AND EXCLUDING THE PREFERRED STOCK (JCAP SERIES A PREFERRED) Diverse geographic exposure with the majority of the portfolio located in the Southeast and Southwest Strategically focused on short-duration lease-term property types, with SFR and multifamily consisting of 75.6% and 20.9% of the portfolio, respectively1 Majority of the portfolio invested in first mortgages and CMBS B-Pieces1 GEOGRAPHIC AND ASSET TYPE EXPOSURE $1.1B CURRENT PRINCIPAL1 2 GA 37% FL 22% TX 8% 4% MN LESS THAN 2.0% OF TOTAL 3% AL 3% AZ 2% 2% NC NJ 64.5% WEIGHTED AVG LTV1

CAPITALIZATION $s IN 0,000s EXCEPT PER SHARE DATA AS OF APRIL 30, 2020. SEE “RECONCILIATIONS” SLIDES. AS OF MARCH 31, 2020. PAR VALUE OF CMBS PORTFOLIO AS OF APRIL 30, 2020 $49.8MM REPO FINANCING1 $788.3MM SENIOR CREDIT FACILITY1 $838.1M TOTAL DEBT1 94.1% OF TOTAL DEBT IS FIXED AND IS NOT SUBJECT TO MARK-TO-MARKET1 MOVEMENTS 5.9% OF TOTAL DEBT IS FLOATING AND IS SUBJECT TO MARK-TO-MARKET1 2.65x DEBT TO BOOK VALUE OF EQUITY1 $83.1MM BOOK VALUE OF COMMON2 $233.4MM BOOK VALUE OF REDEEMABLE NONCONTROLLING INTERESTS IN THE OPERATING PARTNERSHIP2 $316.5M TOTAL BOOK VALUE OF EQUITY2 $130.6MM IMPLIED EQUITY VALUE IN CMBS PORTFOLIO 27.6% LTV1 $180.5MM PAR VALUE OF CMBS PORTFOLIO3

RECENT TRANSACTION: CMBS B-PIECE 3 DEAL SUMMARY1 UNDERLYING POOL BALANCE: $1.1 billion WEIGHTED AVG MORTGAGE INTEREST RATE: 3.6% fixed AMORTIZING DSCR: 1.73x AVERAGE LOAN-TO-VALUE: 63.8% NUMBER OF PROPERTIES: 51 NUMBER OF UNITS: 10,544 WEIGHTED AVG OCCUPANCY: 94.5% WEIGHTED AVG RENT/UNIT: $1,352 TOTAL APPRAISED VALUE: $1.7 billion GEOGRAPHIC DISTRIBUTION3: AS OF APRIL 23, 2020 ASSUMES THE SECURITY IS HELD TO MATURITY, NO PREPAYMENTS AND NO LOAN LOSSES BASED ON APRIL 1, 2020 CUT-OFF LOAN BALANCE B-PIECE SUMMARY1 PAYMENT STRUCTURE: Weighted average coupon (“WAC”) B-PIECE BALANCE: $82 million % OF TOTAL SECURITIZATION: 7.5% WAC2: 3.5% CURRENT YIELD2: 6.1% $47MM Purchase Price $35MM Discount/ Principal Only $82MM Balance 6.1% CURRENT YIELD2 10.75% BEY WITH 3.5% WAC 10.75% BOND EQUIVALENT YIELD (BEY)2

APPENDICES INTENTIONALLY LEFT BLANK

APPENDIX: PORTFOLIO

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	Senior Loan	Various	SFR	2/11/2020	$508.700	$85,754	4.65%	8.43	68.1%	
2	Senior Loan	Various	SFR	2/11/2020	10,688	1,722	5.35%	7.84	72.5%	
3	Senior Loan	Various	SFR	2/11/2020	5,633	908	5.33%	3.34	67.2%	
4	Senior Loan	Various	SFR	2/11/2020	10,627	1,782	5.30%	8.43	70.3%	
5	Senior Loan	Various	SFR	2/11/2020	7,647	1,283	5.08%	8.26	56.8%	
6	Senior Loan	Various	SFR	2/11/2020	5,699	963	5.24%	8.51	57.6%	
7	Senior Loan	Various	SFR	2/11/2020	12,373	2,085	5.54%	8.51	67.3%	
8	Senior Loan	Various	SFR	2/11/2020	6,597	1,065	5.79%	3.42	57.7%	
9	Senior Loan	Various	SFR	2/11/2020	8,308	1,421	5.85%	8.59	72.2%	
10	Senior Loan	Various	SFR	2/11/2020	51,362	8,489	4.74%	5.51	54.2%	
11	Senior Loan	Various	SFR	2/11/2020	9,875	1,684	6.10%	8.51	74.3%	
12	Senior Loan	Various	SFR	2/11/2020	38,516	6,622	5.55%	8.59	73.5%	
13	Senior Loan	Various	SFR	2/11/2020	6,399	1,095	5.47%	8.59	73.7%	
14	Senior Loan	Various	SFR	2/11/2020	15,300	2,486	5.46%	3.59	55.8%	
15	Senior Loan	Various	SFR	2/11/2020	5,760	981	5.99%	8.68	70.0%	
16	Senior Loan	Various	SFR	2/11/2020	10,283	1,763	5.72%	8.68	65.9%	
17	Senior Loan	Various	SFR	2/11/2020	10,704	1,837	5.60%	8.68	73.8%	
18	Senior Loan	Various	SFR	2/11/2020	5,392	908	5.46%	8.76	73.9%	
19	Senior Loan	Various	SFR	2/11/2020	9,284	1,568	5.88%	8.76	56.8%	
20	Senior Loan	Various	SFR	2/11/2020	6,727	1,082	4.83%	3.84	68.9%	
21	Senior Loan	Various	SFR	2/11/2020	4,736	789	5.35%	8.85	74.0%	
22	Senior Loan	Various	SFR	2/11/2020	17,382	2,975	5.61%	8.85	65.0%	
23	Senior Loan	Various	SFR	2/11/2020	7,797	1,304	5.34%	8.85	73.9%	
24	Senior Loan	Various	SFR	2/11/2020	7,922	1,354	5.47%	8.85	56.6%	
25	Senior Loan	Various	SFR	2/11/2020	6,851	1,141	5.46%	8.92	72.0%	
26	Senior Loan	Various	SFR	2/11/2020	10,523	1,714	4.72%	5.92	63.2%	
27	Senior Loan	Various	SFR	2/11/2020	62,023	10,311	4.95%	8.92	65.0%	
	Total SFR				**863,109**	**145,086**	**4.91%**	**8.11**	**66.9%**	

*SEE FOOTNOTES ON FOLLOWING PAGE

APPENDIX: PORTFOLIO

$s IN 0,000s EXCEPT PER SHARE DATA

#	Investment[1]	Location	Property Type	Investment Date	Current Principal	Net Equity[2]	Coupon[3]	Remaining Term[4]	Loan to Value	DSCR
1	CMBS B-Piece	Various	Multifamily	2/11/2020	$75,589[5]	$34,460	6.99%[6]	5.91	65.4%	
2	CMBS B-Piece	Various	Multifamily	2/11/2020	56,396[5]	21,741	6.99%[6]	6.66	64.9%	
3	CMBS B-Piece	Various	Multifamily	4/23/2020	81,999[5]	46,885	3.55%[7]	9.9	63.8%	
4	CMBS IO Strip	Various	Multifamily	4/15/2020	3,088	304	3.46%	16.8	65.2%	
5	CMBS IO Strip	Various	Multifamily	4/15/2020	3,214	259	2.98%	17.7	66.6%	
	Total CMBS B-Piece				**220,286**	**103,649**	**5.90%**	**7.5**	**64.8%**	
1	Mezzanine	Charleston, SC	Multifamily	2/11/2020	$3,250	$3,222	12.25%[8]	1.84	73.4%	
1	Preferred Equity	Jackson, MS	Multifamily	2/11/2020	$5,056	$5,297	12.50%	7.67	75.6%	
2	Preferred Equity	Corpus Christi, TX	Multifamily	2/11/2020	3,821	3,995	15.25%	2.34	57.0%	
3	Preferred Equity	Columbus, GA	Multifamily	2/11/2020	10,000	9,768	11.50%	5.25	85.8%	
	Total Preferred Equity				**18,877**	**19,060**	**12.53%**	**5.31**	**76.9%**	
1	Preferred Stock	N/A	Self-Storage	2/11/2020	$40,000[9]	$40,374	13.27%	N/A	N/A	
	Portfolio Total				**$1,145,522**	**$311,391**	**5.49%**	**7.7**	**64.5%**	**1.78x**

(1) OUR TOTAL PORTFOLIO REPRESENTS THE CURRENT PRINCIPAL AMOUNT OF THE CONSOLIDATED SFR LOANS, THE MEZZANINE LOAN, PREFERRED EQUITY, PREFFERED STOCK AS WELL AS THE NET EQUITY OF OUR CMBS B-PIECE INVESTMENTS.
(2) NET EQUITY REPREEESENTS THE CARRYING VALUE LESS BORROWRINGS.
(3) THE WEIGHTED AVERAGE COUPON IS WEIGHTED ON THE CURRENT PRINCIPAL BALANCE.
(4) THE WEIGHTED AVERAGE LIFE IS WEIGHTED ON THE CURRENT PRINCIPAL BALANCE AND ASSUMES NO PREPAYMENTS. THE MATURITY DATE USED FOR PREFERRED EQUITY INVESTMENTS REPRESENTS THE MATURITY DATE OF THE SENIOR MORTGAGE, AS THE PREFERRED EQUITY INVESTMENTS HAVE NO STATED MATURITY DATE, AND REQUIRE REPAYMENT UPON THE SALE OR REFINANCING OF THE ASSET.
(5) THE CMBS B-PIECES ARE SHOWN ON AN UNCONSOLIDATED BASIS REFLECTING THE VALUE OF OUR INVESTMENTS.
(6) FLOATING RATE CMBS B-PIECES YIELD 1M LIBOR PLUS 600 BPS. AS OF MARCH 31, 2020, 1M LIBOR WAS 0.9929%.
(7) FIXED RATE CMBS B-PIECE HAS A BOND EQUIVALENT YIELD OF APPROXIMATELY 10.75%, WAC OF 3.55% AND CURRENT YIELD OF 6.10% .
(8) MEZZANINE INVESMENT IS FLOATING BASED ON WSJ PRIME PLUS 900 BPS, OF WHICH 8.00% IS FIXED AND PAID MONTHLY. AS OF MARCH 31, 2020, WSJ PRIME WAS 3.25%.
(9) PREFERRED STOCK CONSISTS OF JCAP SERIES A PREFERRED.

13

APPENDIX: RECONCILIATIONS $s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED RECONCILIATION OF NET LOSS TO CORE EARNINGS 1Q 2020 Net loss attributable to common stockholders $(6,353) Adjustments: Loan loss provision, net 59 Unrealized (gains) or losses 7,473 Core Earnings $1,179 Weighted average common shares outstanding, basic 5,223 Weighted average common shares outstanding, diluted 5,223 Core earnings per diluted weighted average share $0.23 RECONCILIATION APRIL 30, 2020 DEBT TO EQUITY Credit facility1 $788,345 Repo 12 28,232 Repo 22 20,556 Repo 33 564 Repo 43 483 Total debt $838,180 Redeemable NCI in the Operating Partnership1 233,395 Total stockholders equity1 83,099 Total Equity $316,494 Debt to equity ratio 2.65x AS OF MARCH 31, 2020 REPURCHASE AGREEMENT ENTERED INTO ON APRIL 23, 2020 REPURCHASE AGREEMENT ENETERED INTO ON APRIL 15, 2020

APPENDIX: RECONCILIATIONS $s IN 0,000s EXCEPT PER SHARE DATA OR AS OTHERWISE INDICATED RECONCILIATION OF 2Q 2020 NET INCOME TO CORE EARNINGS Low Mid High 2Q 2020 2Q 2020 2Q 2020 Net income attributable to common stockholders $1,951 $2,060 $2,169 Adjustments: Amortization of stock based compensation 122 122 122 Core Earnings $2,073 $2,182 $2,291 Weighted average common shares outstanding, basic 5,263 5,263 5,263 Weighted average common shares outstanding, diluted 5,455 5,455 5,455 Core earnings per diluted weighted average share $0.38 $0.40 $0.42